SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  May 12, 2003


                            Valpey-Fisher Corporation

               (Exact Name of Registrant as Specified in Charter)


       Maryland                        1-4184                  06-0737363
----------------------------       ---------------      ----------------------
(State or other jurisdiction       Commission File          (IRS Employer
    of incorporation)                  Number            Identification Number)


75 South Street, Hopkinton, MA                             01748
------------------------------                             -----
(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code: (508) 435-6831
                                                    --------------

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)        Exhibits

           Exhibit No.                            Description
           ----------                             ------------

              99.1                     Press Release dated May 12, 2003



Item 9.  Regulation FD Disclosure

     The following information is being provided under Item 12. Results of Operations and Financial Condition:

     On May 12, 2003, Valpey-Fisher Corporation ("the Company") issued a press release announcing the Company's financial results for the first quarter ended March 30, 2003. A copy of the Company's press release regarding such announcement is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

                                    Signature
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Valpey-Fisher Corporation


   Date:  May 13, 2003                  By:  /s/ Michael J. Kroll
                                          -------------------------------------
                                                 Michael J. Kroll
                                                 Vice President, Treasurer and
                                                 Chief Financial Officer